UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08518
GAMCO Gold Fund, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
GAMCO Gold Fund, Inc.
Annual Report
December 31, 2010
Caesar Bryan
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     For the year ended December 31, 2010, The GAMCO Gold Fund’s (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 35.7% compared with increases of 34.7% and 45.1% for the Philadelphia Gold and Silver Index (“XAU”) and the Lipper Precious Metals Fund Average, respectively.
     Our approach to managing the portfolio of the Fund is to look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold producing companies.
     Gold priced in U.S. dollars enjoyed its tenth consecutive year of gains. Indeed, 2010 was the largest of the decade with gold rising by $324 per ounce to close the year with a gain of 29.8%. Although we consider gold a monetary asset it should be noted that gold appreciated less than a number of agricultural and industrial commodities during the year. For example, copper rose by 33.4% and silver by 83.9% during 2010.

     The gold price was given a major boost in early November when the Federal Reserve announced their intention to purchase an additional $600 billion of government securities during the following eight months.
     We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 24, 2011
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO GOLD FUND
CLASS AAA SHARES, THE LIPPER GOLD FUND AVERAGE,
THE PHILADELPHIA GOLD AND SILVER INDEX, AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

						Since
						Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	(7/11/94)
GAMCO Gold Fund Class AAA	7.38%	35.72%	13.73%	19.42%	26.13%	10.80%
Philadelphia Gold and Silver Index	15.04	34.67	9.34	12.09	15.99	4.32
Lipper Precious Metals Fund Average	13.35	45.11	16.08	21.31	25.76	9.41 (e)
S&P 500 Index	10.76	15.08	(2.84)	2.29	1.42	8.51 (e)
Class A	7.36	35.74	13.74	19.43	26.14	10.80
With sales charge (b)	1.18	27.93	11.52	18.02	25.39	10.40
Class B	7.13	34.70	12.89	18.51	25.36	10.39
With contingent deferred sales charge (c)	2.13	29.70	12.10	18.31	25.36	10.39
Class C	7.18	34.73	12.90	18.54	25.39	10.40
With contingent deferred sales charge (d)	6.18	33.73	12.90	18.54	25.39	10.40
Class I Shares	7.43	36.09	14.03	19.61	26.23	10.85
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.46%, 1.46%, 2.21%, 2.21%, and 1.21%, respectively. See page 10 for the expense ratios for the year ended December 31, 2010. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Philadelphia Gold and Silver (“XAU”) Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The Standard & Poor’s (“S&P”) 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is reduced to 0% after six years.

(d)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.

(e)	S&P 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.

GAMCO Gold Fund, Inc. Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2010 through December 31, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/10	12/31/10	Ratio	Period*
GAMCO Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,228.10	1.44%	$8.09
Class A	$1,000.00	$1,228.20	1.44%	$8.09
Class B	$1,000.00	$1,223.10	2.19%	$12.27
Class C	$1,000.00	$1,223.40	2.19%	$12.27
Class I	$1,000.00	$1,229.60	1.19%	$6.69
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.95	1.44%	$7.32
Class A	$1,000.00	$1,017.95	1.44%	$7.32
Class B	$1,000.00	$1,014.17	2.19%	$11.12
Class C	$1,000.00	$1,014.17	2.19%	$11.12
Class I	$1,000.00	$1,019.21	1.19%	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2010:
GAMCO Gold Fund, Inc.

North America	53.1%
Europe	18.7%
Asia/Pacific	15.5%
Africa	12.2%
Latin America	1.8%
Other Assets and Liabilities (Net)	(1.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Gold Fund, Inc.
Schedule of Investments — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 101.1%
	METALS AND MINING — 101.1%
	Africa — 12.2%
544,000	AngloGold Ashanti Ltd., ADR	$19,747,647	$26,781,120
1,918,249	Gold Fields Ltd., ADR	24,843,412	34,777,854
300,000	Harmony Gold Mining Co. Ltd., ADR	2,798,934	3,762,000
170,000	Impala Platinum Holdings Ltd.	1,859,022	6,011,871
456,000	Impala Platinum Holdings Ltd., ADR	2,553,975	16,137,840
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	3,998,630	2,752,454

		55,801,620	90,223,139

	Australia — 14.9%
1,451,000	Allied Gold Ltd.†	795,458	977,743
3,569,000	Centamin Egypt Ltd.†	3,935,579	9,978,699
950,000	Kingsgate Consolidated Ltd.	2,957,751	10,571,640
200,000	Medusa Mining Ltd.	907,988	1,323,501
200,000	Mineral Deposits Ltd.†	1,804,388	1,135,306
1,882,079	Newcrest Mining Ltd.	49,105,382	77,846,460
750,000	Perseus Mining Ltd.†	1,960,720	2,594,790
5,776,946	Red 5 Ltd.†	951,008	1,181,730
2,976,000	Red 5 Ltd., ASE†	491,967	608,769
1,500,000	Silver Lake Resources Ltd.†	1,204,636	3,636,047

		64,114,877	109,854,685

	China — 0.6%
5,000,000	Zijin Mining Group Co. Ltd., Cl. H	4,171,201	4,637,968

	Latin America — 1.8%
264,800	Compania de Minas Buenaventura SA, ADR	3,269,454	12,964,608

	North America — 52.9%
371,000	Agnico-Eagle Mines Ltd., New York	4,862,438	28,455,700
322,892	Agnico-Eagle Mines Ltd., Toronto	3,353,486	24,875,316
5,500,000	Alexandria Mineral Corp.† (a)	965,101	1,106,306
80,000	Allied Nevada Gold Corp.†	2,074,490	2,104,800
49,800	Anatolia Minerals Development Ltd., New York†	163,969	388,440
330,000	Anatolia Minerals Development Ltd., Toronto†	1,024,411	2,558,886
2,300,000	Axmin Inc.†	1,044,417	312,280
492,400	Barrick Gold Corp., New York	17,340,327	26,185,832

			Market
Shares		Cost	Value
182,661	Barrick Gold Corp., Toronto	$4,839,575	$9,758,576
165,000	Detour Gold Corp.†	1,974,761	4,843,961
200,000	Eastmain Resources Inc.†	262,651	420,396
754,900	Eldorado Gold Corp., New York	1,623,064	14,018,493
491,333	Eldorado Gold Corp., Toronto	6,435,465	9,141,769
467,500	Eldorado Gold Corp., Toronto (b)	2,653,334	8,698,330
125,000	Franco-Nevada Corp., OTC	2,461,226	4,181,334
330,000	Franco-Nevada Corp., Toronto	8,467,203	11,038,721
298,000	Franco-Nevada Corp., Toronto (a)	5,675,411	9,968,299
184,500	Freeport-McMoRan Copper & Gold Inc.	3,591,125	22,156,605
85,000	Gold Resource Corp.†	1,103,297	2,499,000
333,150	Goldcorp Inc., New York	2,591,636	15,318,237
781,058	Goldcorp Inc., Toronto	4,208,256	36,040,371
1,100,000	Golden Predator Corp.†	644,606	829,729
500,000	Golden Queen Mining Co. Ltd.†	279,474	1,408,026
1,500,000	Golden Queen Mining Co. Ltd.†	974,222	4,224,077
1,500,000	Golden Queen Mining Co. Ltd.† (b)	656,888	4,224,077
384,600	Great Basin Gold Ltd.†	614,009	1,141,074
452,000	IAMGOLD Corp., New York	3,131,462	8,045,600
54,000	IAMGOLD Corp., Toronto	540,422	963,995
150,000	Keegan Resources Inc.†	594,904	1,327,567
300,000	Keegan Resources Inc.† (a)	612,510	2,655,134
525,000	Kinross Gold Corp., New York	4,492,921	9,954,000
837,189	Kinross Gold Corp., Toronto	15,999,576	15,921,999
170,000	MAG Silver Corp.†	995,437	2,118,375
610,071	Newmont Mining Corp.	24,819,724	37,476,662
85,000	Northern Dynasty Minerals Ltd.†	760,715	1,214,650
435,000	Osisko Mining Corp.†	2,183,884	6,352,409
120,000	Osisko Mining Corp.† (b)	817,996	1,752,389
759,900	Romarco Minerals Inc.†	997,707	1,765,432
170,000	Royal Gold Inc.	7,562,816	9,287,100
1,075,000	SEMAFO Inc.†	3,292,488	11,622,498
600,000	SEMAFO Inc.† (b)	906,946	6,486,976
526,583	Teranga Gold Corp.†	1,501,072	1,546,437
1,100,000	Torex Gold Resources Inc.†	1,338,291	1,847,531
4,100,000	Wesdome Gold Mines Ltd.	6,040,214	11,215,931
689,390	Yamana Gold Inc., New York	4,312,308	8,824,192
243,444	Yamana Gold Inc., Toronto	1,275,154	3,116,083

		162,061,389	389,393,595

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	METALS AND MINING (Continued)
	United Kingdom — 18.7%
837,500	Avnel Gold Mining Ltd.†	$442,053	$265,325
1,445,500	Fresnillo plc	14,237,904	37,591,101
2,340,152	Hochschild Mining plc	14,668,243	23,350,433
285,000	Hummingbird Resources plc†	746,553	739,827
917,200	Randgold Resources Ltd., ADR	5,376,861	75,513,076

		35,471,614	137,459,762

	TOTAL COMMON STOCKS	324,890,155	744,533,757

	WARRANTS — 0.2%
	North America — 0.2%
5,500,000	Alexandria Mineral Corp., expire 08/03/11† (a)(c)(d)	0	307,243
62,500	Franco-Nevada Corp., expire 03/13/12† (a)	400,665	339,435
87,500	Franco-Nevada Corp., expire 06/16/17†	0	642,412
4,900	Goldcorp Inc., expire 06/09/11†	41,160	18,571
275,000	Golden Predator Corp., expire 11/04/12† (b)(c)(d)	0	76,215
50,015	Kinross Gold Corp., expire 09/03/13†	160,892	110,161
63,800	Kinross Gold Corp., Cl. D, expire 09/17/14†	304,046	300,937
495,000	New Gold Inc., expire 04/03/12† (b)	108,702	44,805

	TOTAL WARRANTS	1,015,465	1,839,779

	TOTAL INVESTMENTS — 101.3%	$325,905,620	746,373,536

	Other Assets and Liabilities (Net) — (1.3)%		(9,830,847)

	NET ASSETS — 100.0%		$736,542,689

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of Rule 144A securities amounted to $14,376,417 or 1.95% of net assets.

(b)	At December 31, 2010, the Fund held investments in restricted securities amounting to $21,282,792 or 2.89% of net assets, which were valued under methods approved by the Board of Directors as follows (except as noted in (d), these securities are liquid):

				12/31/10
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
467,500	Eldorado Gold Corp., Toronto	10/08/03	$2,653,334	$18.6061
275,000	Golden Predator Corp., Warrants expire 11/04/12	10/27/10	—	0.2771
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	2.8161
495,000	New Gold Inc., Warrants expire 04/03/12	03/09/07	108,702	0.0905
120,000	Osisko Mining Corp.	10/30/07	817,996	14.6032
600,000	SEMAFO Inc.	02/07/05	906,946	10.8116

(c)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $383,458 or 0.05% of net assets.

(d)	Illiquid security.

†	Non-income producing security.

ADR	American Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	52.4%	$391,233,374
Europe	18.4	137,459,762
Asia/Pacific	15.3	114,492,653
Africa	12.1	90,223,139
Latin America	1.8	12,964,608

	100.0%	$746,373,536

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at value (cost $325,905,620)	$746,373,536
Receivable for investments sold	2,807,373
Receivable for Fund shares issued	1,536,053
Dividends receivable	67,910
Prepaid expenses	63,395

Total Assets	750,848,267

Liabilities:
Payable to custodian	5,449
Payable for Fund shares redeemed	1,033,650
Payable for investment advisory fees	628,941
Payable for distribution fees	165,242
Payable for accounting fees	7,500
Line of credit payable	12,217,000
Other accrued expenses	247,796

Total Liabilities	14,305,578

Net Assets (applicable to 20,625,697 shares outstanding)	$736,542,689

Net Assets Consist of:
Paid-in capital	$354,291,634
Accumulated distributions in excess of net investment income	(38,216,697)
Accumulated distributions in excess of net realized gain on investments, commodities, and foreign currency transactions	(244)
Net unrealized appreciation on investments	420,467,916
Net unrealized appreciation on foreign currency translations	80

Net Assets	$736,542,689

Shares of Capital Stock each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($679,243,542 ÷ 19,010,153 shares outstanding; 375,000,000 shares authorized)	$35.73

Class A:
Net Asset Value and redemption price per share ($18,953,455 ÷ 530,518 shares outstanding; 250,000,000 shares authorized)	$35.73

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$37.91

Class B:
Net Asset Value and offering price per share ($939,384 ÷ 26,786 shares outstanding; 125,000,000 shares authorized)	$35.07	(a)

Class C:
Net Asset Value and offering price per share ($18,318,100 ÷ 526,288 shares outstanding; 125,000,000 shares authorized)	$34.81	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($19,088,208 ÷ 531,952 shares outstanding; 125,000,000 shares authorized)	$35.88

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $196,675)	$5,635,101
Interest	1,717

Total Investment Income	5,636,818

Expenses:
Investment advisory fees	6,199,986
Distribution fees — Class AAA	1,427,422
Distribution fees — Class A	43,494
Distribution fees — Class B	12,118
Distribution fees — Class C	145,019
Shareholder services fees	458,416
Shareholder communications expenses	191,810
Custodian fees	161,042
Registration expenses	87,043
Legal and audit fees	80,684
Directors’ fees	65,315
Accounting fees	45,000
Interest expense	23,760
Miscellaneous expenses	88,292

Total Expenses	9,029,401

Less:
Custodian fee credits	(3)

Net Expenses	9,029,398

Net Investment Loss	(3,392,580)

Net Realized and Unrealized Gain/(Loss) on Investments, Commodities, and Foreign Currency:
Net realized gain on investments	70,683,047
Net realized loss on commodities	(58,312)
Net realized gain on foreign currency transactions	11,919

Net realized gain on investments, commodities, and foreign currency transactions	70,636,654

Net change in unrealized appreciation:
on investments	127,328,686
on foreign currency translations	43

Net change in unrealized appreciation on investments and foreign currency translations	127,328,729

Net Realized and Unrealized Gain/(Loss) on Investments, Commodities, and Foreign Currency	197,965,383

Net Increase in Net Assets Resulting from Operations	$194,572,803

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment loss	$(3,392,580)	$(4,495,141)
Net realized gain on investments, gold bullion, and foreign currency transactions	70,636,654	12,448,023
Net change in unrealized appreciation on investments and foreign currency translations	127,328,729	187,971,586

Net Increase in Net Assets Resulting from Operations	194,572,803	195,924,468

Distributions to Shareholders:
Net investment income
Class AAA	(22,603,983)	(8,636,873)
Class A	(629,656)	(249,347)
Class B	(23,605)	(17,227)
Class C	(520,703)	(134,063)
Class I	(698,264)	(153,719)

	(24,476,211)	(9,191,229)

Net realized gain
Class AAA	(60,992,209)	—
Class A	(1,709,245)	—
Class B	(90,672)	—
Class C	(1,689,529)	—
Class I	(1,772,119)	—

	(66,253,774)	—

Total Distributions to Shareholders	(90,729,985)	(9,191,229)

Capital Share Transactions:
Class AAA	63,617,028	(21,503,232)
Class A	365,040	(3,046,414)
Class B	(970,670)	(230,422)
Class C	4,689,719	2,347,945
Class I	7,677,605	6,013,293

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	75,378,722	(16,418,830)

Redemption Fees	16,230	56,008

Net Increase in Net Assets	179,237,770	170,370,417
Net Assets:
Beginning of period	557,304,919	386,934,502

End of period (including undistributed net investment income of $0 and $0, respectively)	$736,542,689	$557,304,919

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)												Ratios to Average Net Assets/
		from Investment Operations			Distributions									Supplemental Data
	Net Asset		Net Realized and	Total		Net					Net Asset		Net Assets,
Period	Value,	Net	Unrealized	from	Net	Realized					Value,		End of	Net			Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Return of	Total	Redemption		End of	Total	Period	Investment		Operating	Turnover
December 31	of Period	Loss(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)		Period	Return†	(in 000’s)	Loss		Expenses(b)	Rate
Class AAA
2010	$29.97	$(0.18)	$10.87	$10.69	$(1.31)	$(3.62)	—	$(4.93)	$0.00	(c)	$35.73	35.7%	$679,244	(0.53)%		1.44%	7%
2009	20.03	(0.23)	10.67	10.44	(0.50)	—	—	(0.50)	0.00	(c)	29.97	52.1	520,594	(0.93)		1.46	7
2008	28.11	(0.10)	(7.99)	(8.09)	—	—	—	—	0.01		20.03	(28.7)	366,855	(0.39)		1.44	10
2007	24.98	(0.15)	6.29	6.14	(0.68)	(2.27)	$(0.06)	(3.01)	0.00	(c)	28.11	24.7	484,172	(0.56)		1.46	12
2006	20.80	(0.06)	6.77	6.71	(0.49)	(2.04)	—	(2.53)	0.00	(c)	24.98	32.4	419,724	(0.24)		1.47	12
Class A
2010	$29.96	$(0.19)	$10.88	$10.69	$(1.30)	$(3.62)	—	$(4.92)	$0.00	(c)	$35.73	35.7%	$18,954	(0.56)%		1.44%	7%
2009	20.02	(0.23)	10.66	10.43	(0.49)	—	—	(0.49)	0.00	(c)	29.96	52.1	15,458	(0.92)		1.46	7
2008	28.09	(0.09)	(7.99)	(8.08)	—	—	—	—	0.01		20.02	(28.7)	11,752	(0.37)		1.44	10
2007	24.95	(0.14)	6.28	6.14	(0.67)	(2.27)	$(0.06)	(3.00)	0.00	(c)	28.09	24.8	15,116	(0.54)		1.46	12
2006	20.79	(0.06)	6.77	6.71	(0.51)	(2.04)	—	(2.55)	0.00	(c)	24.95	32.4	17,489	(0.22)		1.47	12
Class B
2010	$29.41	$(0.43)	$10.63	$10.20	$(0.94)	$(3.60)	—	$(4.54)	$0.00	(c)	$35.07	34.7%	$939	(1.34)%		2.19%	7%
2009	19.68	(0.41)	10.44	10.03	(0.30)	—	—	(0.30)	0.00	(c)	29.41	51.0	1,682	(1.67)		2.21	7
2008	27.82	(0.30)	(7.85)	(8.15)	—	—	—	—	0.01		19.68	(29.3)	1,314	(1.17)		2.19	10
2007	24.77	(0.35)	6.21	5.86	(0.49)	(2.27)	$(0.05)	(2.81)	0.00	(c)	27.82	23.8	2,785	(1.30)		2.21	12
2006	20.65	(0.25)	6.69	6.44	(0.28)	(2.04)	—	(2.32)	0.00	(c)	24.77	31.3	2,481	(1.00)		2.22	12
Class C
2010	$29.34	$(0.42)	$10.60	$10.18	$(1.11)	$(3.60)	—	$(4.71)	$0.00	(c)	$34.81	34.7%	$18,318	(1.27)%		2.19%	7%
2009	19.67	(0.42)	10.44	10.02	(0.35)	—	—	(0.35)	0.00	(c)	29.34	51.0	11,291	(1.68)		2.21	7
2008	27.79	(0.28)	(7.85)	(8.13)	—	—	—	—	0.01		19.67	(29.2)	5,892	(1.12)		2.19	10
2007	24.72	(0.34)	6.18	5.84	(0.46)	(2.27)	$(0.04)	(2.77)	0.00	(c)	27.79	23.8	9,469	(1.30)		2.21	12
2006	20.64	(0.25)	6.71	6.46	(0.34)	(2.04)	—	(2.38)	0.00	(c)	24.72	31.4	9,469	(0.99)		2.22	12
Class I
2010	$30.06	$(0.09)	$10.93	$10.84	$(1.42)	$(3.60)	—	$(5.02)	$0.00	(c)	$35.88	36.1%	$19,088	(0.26)%		1.19%	7%
2009	20.09	(0.19)	10.73	10.54	(0.57)	—	—	(0.57)	0.00	(c)	30.06	52.5	8,280	(0.68)		1.21	7
2008(d)	31.71	(0.03)	(11.60)	(11.63)	—	—	—	—	0.01		20.09	(36.6)	1,122	(0.13	)(e)	1.20 (e)	10

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sale charges. Total return excluding the effect of the contribution from the Fund’s Adviser of $380,000 for the year ended December 31, 2006 was 32.3%, 32.3%, 31.1%, and 31.3% for Class AAA, Class A, Class B, and Class C Shares, respectively. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense during the years ended December 31, 2008, 2007, and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43%, 1.44%, and 1.44%, (Class AAA), 1.43%, 1.44%, and 1.44% (Class A), 2.17%, 2.19%, and 2.19% (Class B), 2.18%, 2.19%, and 2.19% (Class C), and 1.18% (Class I), respectively. For the years ended December 31, 2010 and 2009, the effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(e)	Annualized.
See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Notes to Financial Statements
1. Organization. GAMCO Gold Fund, Inc. (the “Fund”) was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on July 11, 1994.
The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Australia	$109,854,685	—	$109,854,685
China	4,637,968	—	4,637,968
Latin America	12,964,608	—	12,964,608
North America	386,879,263	$2,514,332	389,393,595
South Africa	90,223,139	—	90,223,139
United Kingdom	137,459,762	—	137,459,762

Total Common Stocks	742,019,425	2,514,332	744,533,757

Warrants:
North America	769,104	1,070,675	1,839,779

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$742,788,529	$3,585,007	$746,373,536

The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	12/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
North America	$168	$—	$0	$(168)	$(0)	$—	$—	$—	$—

TOTAL INVESTMENTS IN SECURITIES	$168	$—	$0	$(168)	$(0)	$—	$—	$—	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in passive foreign investment companies, recharacterization of distributions, current year distributions in excess of accumulated earnings and profits, reclassifications of litigation gain, and capital gain adjustments on the sale of securities with different book and tax basis. These reclassifications have no impact on the NAV of the Fund including deemed distributions on shareholder redemptions. For the year ended December 31, 2010, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,273,928 and decrease accumulated net realized gain on investments, commodities, and foreign currency transactions by $1,380,951, with an offsetting adjustment to additional paid-in capital.
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary income	$24,071,836	$9,191,229
Net long-term capital gains	66,658,149	—

Total distributions paid	$90,729,985	$9,191,229

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$382,251,055

Total	$382,251,055

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $2,939,972.
At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, and mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on securities with different book and tax basis.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$364,122,561	$423,577,898	$(41,326,923)	$382,250,975
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
If total net assets of the Fund are in excess of $100 million, the Fund pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. If total net assets of the Fund are below $100 million, the Fund pays each Independent Director an annual retainer of $1,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $1,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $45,234,295 and $115,962,619, respectively.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
6. Transactions with Affiliates. During the year ended December 31, 2010, Gabelli & Co. informed the Fund that it retained $29,084 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2010 borrowings outstanding under the line of credit amounted to $12,217,000.
The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2010 was $1,664,496 with a weighted average interest rate of 1.39%.The maximum amount borrowed at any time during the year ended December 31, 2010 was $12,217,000.
8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2010 and December 31, 2009 amounted to $16,230 and $56,008, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	4,394,429	$150,331,262	6,547,649	$164,203,276
Shares issued upon reinvestment of distributions	2,248,407	80,178,242	279,871	8,390,543
Shares redeemed	(5,005,687)	(166,892,476)	(7,765,812)	(194,097,051)

Net increase/(decrease)	1,637,149	$63,617,028	(938,292)	$(21,503,232)

Class A
Shares sold	223,893	$7,544,557	356,155	$8,673,069
Shares issued upon reinvestment of distributions	56,071	1,999,485	7,432	222,724
Shares redeemed	(265,357)	(9,179,002)	(434,720)	(11,942,207)

Net increase/(decrease)	14,607	$365,040	(71,133)	$(3,046,414)

Class B
Shares sold	—	—	212	$4,110
Shares issued upon reinvestment of distributions	1,599	$55,977	307	9,037
Shares redeemed	(32,003)	(1,026,647)	(10,084)	(243,569)

Net decrease	(30,404)	$(970,670)	(9,565)	$(230,422)

Class C
Shares sold	230,496	$7,711,132	153,356	$4,107,872
Shares issued upon reinvestment of distributions	56,226	1,953,295	3,932	115,395
Shares redeemed	(145,304)	(4,974,708)	(71,986)	(1,875,322)

Net increase	141,418	$4,689,719	85,302	$2,347,945

Class I
Shares sold	443,986	$14,089,459	262,396	$7,129,418
Shares issued upon reinvestment of distributions	67,632	2,421,921	5,098	153,312
Shares redeemed	(255,077)	(8,833,775)	(47,932)	(1,269,437)

Net increase	256,541	$7,677,605	219,562	$6,013,293

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Gold Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
GAMCO Gold Fund, Inc.
We have audited the accompanying statement of assets and liabilities of GAMCO Gold Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMCO Gold Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania February 28, 2011

GAMCO Gold Fund, Inc.
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli Director Age: 68	Since 1994	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 71	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 75	Since 1994	34	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder, MD Director Age: 70	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 76	Since 1994	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005

Salvatore J. Zizza Director Age: 65	Since 2004	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology) and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

Daniel E. Zucchi Director Age: 70	Since 1994	1	President of Daniel E. Zucchi Associates (consulting); Formerly Senior Vice President and Director of Consumer Marketing of Hearst Magazine (through 1995)	—

GAMCO Gold Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President and Secretary Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.
2010 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2010, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $1.312, $1.304, $0.922, $1.091, and $1.395 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively, and long-term capital gains totaling $66,658,149. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2010, 3.33% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 21.37% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO
GAMCO Gold Fund, Inc.
ANNUAL REPORT
DECEMBER 31, 2010
GAMCO Gold Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors
Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.
E. Val Cerutti
Chief Executive Officer
Cerutti Consultants, Inc.
Anthony J. Colavita
President
Anthony J. Colavita, P.C.
Werner J. Roeder, MD
Medical Director
Lawrence Hospital
Anthonie C. van Ekris
Chairman
BALMAC International, Inc.
Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.
Daniel E. Zucchi
President
Daniel E. Zucchi Associates
Officers and Portfolio Manager
Caesar Bryan
Portfolio Manager
Peter D. Goldstein
Chief Compliance Officer
Bruce N. Alpert
President and Secretary
Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of GAMCO Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB008Q410SR

Item 2.	Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,400 for 2009 and $26,000 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2009 and $3,100 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	0%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2009 and $8,100 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)  GAMCO Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.